Authorization Letter
November 28, 2012
Securities and Exchange Commission
100 F Street
Washington, D.C.  20549
Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I
authorize Sabrina Abraham, Dan
Johnston, John Brottem and Sally
Kay, Bridget Lim, or any of them
individually, to sign on my behalf
all forms required under
Section 16(a) of the Securities
Exchange Act of 1934, as amended,
relating to transactions involving
the stock or derivative securities
of Omnicell, Inc. (the "Company").
Any of these individuals is
accordingly authorized to sign any
Form 3, Form 4, Form 5 or
amendment thereto which I am
required to file with the same
effect as if I had signed them
myself.
This authorization shall remain in
effect until revoked in writing by
me.
Yours truly,
__________________________
Mark Wayne Parrish





		POWER OF ATTORNEY
Know all by these presents, that
the undersigned hereby constitutes
and appoints each of Sabrina
Abraham, Dan Johnston, John
Brottem and Sally Kay, Bridget Lim
signing individually, the
undersigned's true and lawful
attorneys-in fact and agents to:
(1) execute for and on behalf of
the undersigned, an officer,
director or holder of 10% of more
of a registered class of
securities of Omnicell, Inc. (the
"Company"), Forms 3, 4 and 5 in
accordance with Section 16(a) of
the Securities Exchange Act of
1934, as amended (the "Exchange
Act") and the rules thereunder;
(2) do and perform any and all
acts for and on behalf of the
undersigned that may be necessary
or desirable to complete and
execute such Form 3, 4 or 5,
complete and execute any amendment
or amendments thereto, and timely
file such forms or amendments with
the United States Securities and
Exchange Commission and any stock
exchange or similar authority; and
(3) take any other action of any
nature whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned
pursuant to this Power of Attorney
shall be in such form and shall
contain such terms and conditions
as such attorney-in-fact may
approve in such attorney-in-fact's
discretion.
The undersigned hereby grants to
each such attorney-in-fact full
power and authority to do and
perform any and every act and
thing whatsoever requisite,
necessary, or proper to be done in
the exercise of any of the rights
and powers herein granted, as
fully to all intents and purposes
as the undersigned might or could
do if personally present, with
full power of substitution or
revocation, hereby ratifying and
confirming all that such attorney-
in-fact, or such attorney-in-
fact's substitute or substitutes,
shall lawfully do or cause to be
done by virtue of this power of
attorney and the rights and powers
herein granted.  The undersigned
acknowledges that the foregoing
attorneys-in-fact, in serving in
such capacity at the request of
the undersigned, are not assuming,
nor is the Company assuming, any
of the undersigned's
responsibilities to comply with
Section 16 of the Exchange Act.
This Power of Attorney shall
remain in full force and effect
until the earliest to occur of (a)
the undersigned is no longer
required to file Forms 3, 4 and 5
with respect to the undersigned's
holdings of and transactions in
securities issued by the Company,
(b) revocation by the undersigned
in a signed writing delivered to
the foregoing attorneys-in-fact or
(c) as to any attorney-in-fact
individually, until such attorney-
in-fact shall no longer be
employed by the Company or Cooley
llp.
In Witness Whereof, the
undersigned has cause this Power
of Attorney to be executed as of
this 28t  day of November, 2012.



Mark Wayne Parrish








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